The SOLACE Trial in Noninfectious Anterior Uveitis Top-Line Results Nasdaq: ALDX ©Aldeyra Therapeutics, Inc. 2019 June 2019 Exhibit 99.1

Disclaimers and Forward-Looking Statements This presentation and various remarks which may be made during this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Aldeyra’s possible or assumed future results of operations, expenses and financing needs, business strategies and plans, research and development plans or expectations, trends, the structure, timing and success of Aldeyra’s planned or pending clinical trials, expected milestones, market sizing, pricing and reimbursement, competitive position, regulatory matters, industry environment and potential growth opportunities, among other things. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “plan” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Aldeyra’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These statements reflect Aldeyra’s current views with respect to future events and are based on assumptions and subject to risks and uncertainties, including the development, clinical and regulatory plans or expectations for Aldeyra’s product candidates and Aldeyra’s continuing review and quality control analysis of clinical data. Important factors that could cause actual results to differ materially from those reflected in Aldeyra's forward-looking statements are described in Aldeyra’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as Aldeyra’s subsequent filings with the Securities and Exchange Commission. All of Aldeyra's development timelines may be subject to adjustment depending on recruitment rate, regulatory review, preclinical and clinical results, and other factors that could delay the initiation, completion, or reporting of clinical trials. In addition to the risks described above and in Aldeyra's other filings with the SEC, other unknown or unpredictable factors also could affect Aldeyra's results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. The information in this presentation is provided only as of June 25, 2019, and Aldeyra undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law.

No statistically significant difference was observed between the reproxalap group and the vehicle control group on the primary (time to cure) or secondary endpoints, due to high rates of disease resolution in vehicle-treated patients. For the primary and all time-to-event secondary endpoints, reproxalap was numerically favored over vehicle. The ocular inflammation improvement in the reproxalap group was consistent with Phase 2 trial results, which were statistically noninferior to corticosteroid therapy. Reproxalap activity in reducing ocular inflammation in patients with moderate disease, a pre-specified subgroup, was statistically superior to that of vehicle. Topical ocular reproxalap was observed to be safe and well tolerated, consistent with prior clinical trials. Aldeyra intends to discontinue the noninfectious anterior uveitis program in order to prioritize high-value Phase 3 ocular programs in dry eye disease, allergic conjunctivitis, and proliferative vitreoretinopathy. Top-Line SOLACE Trial Results Summary

The SOLACE Trial Design

- **Primary objective**
  - Evaluate efficacy of reproxalap ophthalmic solution (0.5%) on anterior chamber cell count (ACC) vs. vehicle
- **Inclusion highlights**
  - Acute endogenous noninfectious anterior uveitis with onset of symptoms within the previous 2 weeks
  - 6-50 ACC in the study eye
  - Intraocular pressure <21 mmHg
- **Dosing regimen**
  - Week 1 8x/day
  - Week 2 6x/day
  - Weeks 3-4 4x/day
  - Week 5 None
- **Endpoints**
  - Primary Endpoint: Time-to-cure (zero inflammatory cells in anterior chamber) without rescue
  - Secondary Time-to-Event Endpoints: one-point ACC grade reduction, flare cure, one-point flare grade reduction, requirement for rescue therapy



Day 1
(Screening)
Day 4
Day 8
Day 15
Day 22
Day 29
Day 36
Treatment
Reproxalap 0.5% (N = 61)
Vehicle (N = 62)

aldeyra

Further information can be found on www.clinicaltrials.gov: Trial #NCT03131154.

4

Primary and Secondary Time to Event Endpoints – Overall Population

Endpoint	Reproxalap	Vehicle	p value
Time to Cure (Anterior Cell Grade 0)	15 days	21 days	NS
Time to Anterior Cell Grade 1-Point Improvement	7 days	8 days	NS
Time to Flare Grade 0	8 days	15 days	NS
Time to Flare Grade 1-Point Improvement	5 days	6 days	NS
Time to Rescue Therapy	15 days	12 days	NS

Time to event represents 25th percentile Kaplan Meier estimates. Time to event p values represent log-rank tests.
Source: SOLACE noninfectious anterior uveitis clinical trial results

NS = Not Significant

aldeyra

5

ITT = Intention-To-Treat Source: SOLACE noninfectious anterior uveitis clinical trial results and Phase 2 noninfectious anterior uveitis clinical trial results Immune-Modulating Activity Observed in SOLACE Consistent with Phase 2 Trial Results, Which Were Statistically Noninferior to Corticosteroid Mean Change from Baseline Day 4 Day 7 Day 14 Day 28 Day 4 Day 8 Day 15 Day 22 Day 29 Change from Baseline in Anterior Chamber Inflammatory Cell Grade ITT Population with Last Observation Carried Forward Phase 2 SOLACE

Moderate patients defined as patients with anterior chamber cell count grade of 2+. Time to event represents 25th percentile Kaplan Meier estimates. Time to event p values represent log-rank tests. The combined p value is the fixed effect meta-analysis of log hazard ratios. Source: SOLACE noninfectious anterior uveitis clinical trial results Primary and Secondary Time to Event Endpoints – Moderate Patients (a Pre-Specified Subgroup) Endpoint Reproxalap Vehicle p value Time to Cure (Anterior Cell Grade 0) 15 days 31 days 0.08 Time to Anterior Cell Grade 1-Point Improvement 4 days 6 days 0.1 Time to Flare Grade 0 5 days > 32 days 0.03 Time to Flare Grade 1-Point Improvement 5 days 20 days 0.1 Time to Rescue Therapy 15 days 7 days 0.06 Combined 0.0001

Immune-Modulating Activity of Reproxalap was Statistically Superior to that of Vehicle in Patients with Moderate Severity (a Pre-Specified Subgroup) Proportion Cured (Grade 0 = no inflammatory cells observed) Week 4 Grade 0 Percent of Subjects Reproxalap 53% Vehicle 25% Mean Change from Baseline Day 4 Day 8 Day 15 Day 22 Change from Baseline in Anterior Chamber Inflammatory Cell Grade Moderate Severity ITT Population with Last Observation Carried Forward Day 29 MMRM p = 0.0489 Moderate severity defined as patients with anterior chamber cell count grade of 2+. Source: SOLACE noninfectious anterior uveitis clinical trial results *p<0.05 MMRM = Mixed Effect Model Repeated Measures * * *

Now administered to over 800 patients across nine completed clinical trials No observed safety or tolerability concerns, consistent with previous clinical trials Topical Ocular Reproxalap Was Generally Well Tolerated and No Safety Concerns Were Observed in SOLACE Source: SOLACE noninfectious anterior uveitis clinical trial results Change from Baseline in Intraocular Pressure (mmHg) Safety Population Mean Change from Baseline Day 4 Day 7 Day 14 Day 22 Day 29

Aldeyra intends to prioritize high-value Phase 3 ocular programs Ocular Program Status Allergic Conjunctivitis Positive ALLEVIATE Phase 3 clinical trial results, announced March 2019 Positive allergen chamber clinical trial results, announced June 2019 Subsequent Phase 3 trial expected to be confirmed H2 2019 Dry Eye Disease Positive Phase 2b clinical trial results, announced September 2018 RENEW Phase 3 clinical trial program ongoing Proliferative Vitreoretinopathy Phase 3 clinical program initiation expected H2 2019